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                                                                    Exhibit 99.1


[Logo of Fisher Communications]                Fisher Communications, Inc.
                                               600 University Street, Suite 1525
                                               Seattle, Washington 98101-3185
                                               tel 206.404.7000
                                               fax 206.404.7050
                                               www.fsci.com



November 21, 2001




Dear Shareholder:


Fisher continues to cope with the challenges presented by a weak economy and the compounding events of September 11. As we reported on October 26, the company's consolidated net loss for the nine months ended September 30, 2001 was $6,501,000, or $.76 per share.

We also reported that, as of September 30, 2001, the company was not in compliance with some of the covenants contained in a revolving line of credit and a senior secured facility, and that we were negotiating with the lenders for a waiver of the noncompliance. We are pleased to notify you that yesterday a waiver was granted for our noncompliance during the fourth quarter. On September 30, 2001, $213,611,000 of principal was outstanding under the revolving line of credit and the senior secured credit facility, all of which was classified in current liabilities. As a result of the waiver, $205,284,000 of such amount is no longer classified in current liabilities. The condensed consolidated balance sheet that is included in the summary financial statements accompanying this letter reflects the pro forma effect of the waiver on current liabilities and long-term debt as of September 30, 2001.

Restructuring of the company is moving forward, most recently with the announcement (please see enclosed news release) of plans to sell substantially all of Fisher's real estate assets in order to focus on core communications and media operations. Fisher Plaza, which serves as a digital hub and supports a community of communications and information technology providers, will remain in the company as a vital part of these endeavors. We also have begun implementation of operating expense reductions that we expect will be realized in 2002. As you may recall, our targeted figure was 10%. I believe we will meet that goal.

The decision to sell most of our real estate assets was difficult, but I believe entirely appropriate to and consistent with our ongoing restructuring activities. Proceeds from the sale can be applied to debt, and should complement our current efforts to negotiate new credit facilities. By taking these measures now, we intend to be in a position of advantage as the effects of changing market conditions and FCC regulations materialize.

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No one can be pleased with the financial results of 2001 thus far, and the fact that virtually every sector of the economy has been affected adversely is of little consolation. Broadcasting revenue is down compared to 2000 and 1999 figures, and advertisers continue to be slow in placing orders. Many economists are predicting a slow but steady economic recovery in the third or fourth quarter of 2002. We hope they are correct.

Sincerely,

/s/ WILLIAM W. KRIPPAEHNE JR.

William W. Krippaehne Jr.
President & CEO

Some of the statements in this letter are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as 'aims, anticipates, believes, estimates, expects, hopes, intends, plans, predicts, projects or targets' or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be fully evaluated by events that will occur in the future. Forward-looking statements in this release include, without limitation, management's statements and expectations that Fisher Communications, Inc. (the ``Company,'' or ``we'') expects to realize major expense reductions in 2002, that the proceeds of the intended sale of some real estate assets will complement the efforts to restructure loans, and that the Company hopes some economists predictions of a slow but steady economic recovery in the third or fourth quarter of 2002 are correct. There are many risks and uncertainties that could cause actual results to differ materially from those predicted in our forward-looking statements. Without limitation, these factors include the following: The Company might scale back or stop entirely its expense reduction effort in light of other needs of the Company's business operations. For example and without limitation, the Company might scale back or stop entirely its expense reduction effort if (1) expense reductions began to unacceptably degrade our product, particularly the quality of our broadcasts; (2) expense reductions began to otherwise unacceptably injure our ability to generate revenue (e.g., by losing key sales personnel); (3) expense reductions unacceptably damaged employee morale; (4) reallocation of responsibilities increased workloads to too great an extent; or (5) expense reductions threatened to prevent the Company from taking advantage of a business opportunity. The expense reduction initiative itself may increase certain costs, such as (and these are only examples and not meant to be exhaustive) severance arrangements, the resolution of any disagreements with employees, and any outsourcing that management might decide is necessary or desirable. There are inherent difficulties in achieving expense reductions in a largely fixed-cost industry such as the communications and media sector. For example and without limitation, there are certain operating expenses that the Company does not itself directly control, such as the cost that the owners of syndicated programming charge for that programming and the cost of electricity. In addition, the softening economy in the Seattle area could adversely affect the Company's ability to sell all or a part of our properties intended for sale on attractive terms or at all. In addition, the Company may not be able to restructure its loans, in which case the Company may sell some assets in order to meet its short term liquidity needs. Moreover, many factors or events could preclude an economic recovery in the third or fourth quarter of 2002, all of which are beyond our control. Other factors that could cause actual results to differ materially from those predicted in our forward-looking statements are set out in the Company's reports filed with the SEC, including its Annual Report on Form 10-K filed in March 14, 2001 and its Quarterly Report on Form 10-Q for the third quarter of 2001, filed on November 14, 2001.

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
FISHER COMMUNICATIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS                                      Nine months ended           Three months ended
                                                                            September 30                 September 30

(in thousands, except per share amounts) Unaudited                       2001           2000          2001          2000
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
Revenue
    Broadcasting                                                      $ 107,161       $141,354      $ 33,399      $ 46,492
    Real estate                                                          13,034          9,633         4,427         3,386
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                                                                        120,195        150,987        37,826        49,878
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Costs and expenses
    Cost of products and services sold                                   53,367         52,987        19,165        17,288
    Selling expenses                                                     15,389         16,550         5,134         5,436
    General and administrative expenses                                  29,043         33,311         7,949        11,024
    Depreciation and amortization                                        18,148         14,975         6,116         5,514
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                                                                        115,947        117,823        38,364        39,262
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Income (loss) from operations                                             4,248         33,164          (538)       10,616
Other income, net                                                         2,508         19,549           629        17,483
Loss in equity investees                                                 (3,174)          (282)       (1,543)         (316)
Interest expense                                                        (13,008)       (16,524)       (4,133)       (5,658)
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Income (loss) from continuing operations before income taxes             (9,426)        35,907        (5,585)       22,125
Provision for federal and state income taxes (benefit)                   (3,252)        13,767        (1,919)        8,806
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Income (loss) from continuing operations                                 (6,174)        22,140        (3,666)       13,319
Loss from discontinued operations of milling businesses,
 net of income tax benefit                                                 (327)       (15,377)            -       (14,166)
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Net income (loss)                                                     $  (6,501)      $  6,763      $ (3,666)     $   (847)
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Income (loss) per share:
    From continuing operations                                        $   (0.72)      $   2.59      $  (0.43)     $   1.56
    From discontinued operations                                          (0.04)         (1.80)            -         (1.66)
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    Net income (loss)                                                 $   (0.76)      $   0.79      $  (0.43)     $  (0.10)
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Income (loss) per share assuming dilution:
    From continuing operations                                        $   (0.72)      $   2.58      $  (0.43)     $   1.55
    From discontinued operations                                          (0.04)         (1.79)            -         (1.65)
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    Net income (loss)                                                 $   (0.76)      $   0.79      $  (0.43)     $  (0.10)
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Dividends declared per share                                          $    0.78       $   0.78      $   0.52      $   0.26

Weighted average shares outstanding                                       8,569          8,555         8,585         8,558

Weighted average shares outstanding assuming dilution                     8,569          8,596         8,585         8,612

CONDENSED CONSOLIDATED BALANCE SHEET                                                            September 30   December 31
(in thousands)                                                                                          2001          2000
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                                                                                                 (Pro forma
Assets                                                                                            Unaudited)
    Current assets                                                                                  $ 66,678      $ 65,797
    Marketable securities, at market value                                                            94,289       102,080
    Other assets                                                                                     220,358       259,278
    Property, plant and equipment, net                                                               237,225       219,649
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Total assets                                                                                        $618,550      $646,804
===========================================================================================================================
Liabilities and Stockholders' Equity
    Current liabilities                                                                             $ 56,180      $ 55,676
    Long-term debt, net of current maturities                                                        252,413       257,413
    Deferred income taxes                                                                             50,800        53,648
    Other liabilities                                                                                 22,040        17,366
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Total liabilities                                                                                    381,433       384,103
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    Stockholders' equity                                                                             179,161       197,108
    Accumulated other comprehensive income -  net of income taxes                                     57,956        65,593
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Total stockholders' equity                                                                           237,117       262,701
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Total liabilities and stockholders' equity                                                          $618,550      $646,804
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CONSOLIDATED STATEMENT OF                                                 Nine months ended            Three months ended
COMPREHENSIVE INCOME                                                         September 30                  September 30
(in thousands) Unaudited                                                  2001          2000           2001          2000
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Net income (loss)                                                     $  (6,501)      $  6,763      $ (3,666)     $   (847)
Other comprehensive income (loss):
    Cumulative effect of accounting change, net of
     income tax benefit of $489                                            (907)

    Unrealized gain (loss) on marketable securities                      (7,791)         5,060         2,077        21,981
    Net (loss) on interest rate swap                                     (2,563)                      (1,386)
    Effect of income taxes                                                3,624         (1,771)         (242)       (7,693)
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Comprehensive income (loss)                                           $ (14,138)      $ 10,052      $ (3,217)     $ 13,441
===========================================================================================================================

NOTE: Certain prior year balances have been reclassified to conform to the 2001 presentation.